SUPPLEMENT DATED JUNE 22, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY HIGH YIELD SECURITIES INC.
Dated December 31, 2008

The first paragraph of the section of the Statement of Additional Information entitled "VII. Capital Stock and Other Securities" is hereby deleted and replaced with the following:

The Fund is authorized to issue two billion shares of common stock of $0.10 par value for each Class. Shares of the Fund, when issued, are fully paid, non-assessable, fully transferrable and redeemable at the option of the holder. Except for agreements entered into by the Fund in its ordinary course of business within the limitations of the Fund's fundamental investment policies (which may be modified only by shareholder vote), the Fund will not issue any securities other than common stock.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.